Exhibit 4.2

Execution Version

OMNICOM GROUP INC.

as Issuer

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 2, 2026

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Trustee

Debt Securities

First Supplemental Indenture dated as of March 2, 2026 (the “First Supplemental Indenture”) between Omnicom Group Inc., a New York corporation (the “Issuer”) and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

 WHEREAS, the Issuer and the Trustee executed and delivered an indenture dated as of March 2, 2026 (the “Indenture”) to provide for the issuance by the Issuer from time to time of Securities to be issued in one or more Series as provided in the Indenture;

WHEREAS, the issuance and sale of up to $400,000,000 aggregate principal amount of a Series of the Issuer’s 4.200% Senior Notes due 2029 (the “2029 Notes”), $700,000,000 aggregate principal amount of a Series of the Issuer’s 5.000% Senior Notes due 2033 (the “2033 Notes”) and $600,000,000 of a Series of the Issuer’s 5.300% Senior Notes due 2036 (the “2036 Notes”, and together with the 2029 Notes and the 2033 Notes, the “Securities”) have been authorized by the board of directors of the Issuer;

WHEREAS, on the date hereof, the Issuer desires to issue and sell $400,000,000 aggregate principal amount of the 2029 Notes, $700,000,000 aggregate principal amount of the 2033 Notes and $600,000,000 aggregate principal amount of the 2036 Notes;

WHEREAS, the Issuer desires to enter into this First Supplemental Indenture pursuant to Sections 2.2, 2.14.1 and 9.1 of the Indenture to supplement the Indenture to establish the form and terms of the Securities; and

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH, that, for and in consideration of the above premises, it is mutually covenanted and agreed, for the sole, equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.1 Relation to Base Indenture.

This First Supplemental Indenture constitutes an integral part of the Indenture. In the event of inconsistencies between the Indenture and this First Supplemental Indenture, the terms hereof shall govern.

Section 1.2. Definitions.

(a) All of the terms used in this First Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless otherwise provided herein or unless the context otherwise requires, and for the purposes of this First Supplemental Indenture and the Securities, the following terms have the meanings set forth in this Section:

“Below Investment Grade Rating Event” occurs if both the rating on the applicable Series of Securities is lowered by each of the Rating Agencies and such Securities are rated below Investment Grade by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the applicable Series of Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than to the Issuer or one of its Subsidiaries;

(2)	the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Issuer or one of its wholly owned Subsidiaries, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the then outstanding shares of the Issuer’s Voting Stock, measured by voting power rather than number of shares; or

(3)	the adoption of a plan relating to the liquidation or dissolution of the Issuer.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i) the Issuer becomes a wholly owned Subsidiary of a holding company and (ii) the holders of the Voting Stock of such holding company immediately following such transaction are substantially the same as the holders of the Issuer’s Voting Stock immediately prior to such transaction.

“Change of Control Offer” has the meaning specified in Section 3.2 of this First Supplemental Indenture.

“Change of Control Payment Date” has the meaning specified in Section 3.2 of this First Supplemental Indenture.

“Change of Control Purchase Price” has the meaning specified in Section 3.2 of this First Supplemental Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Consolidated Net Worth” means the consolidated net worth of the Issuer, as determined in accordance with GAAP.

“Debt” of any person means, without duplication: (a) all indebtedness of such person for borrowed money; (b) all obligations of such person for the deferred purchase price of property or services (other than earn-out payment obligations of such Person in connection with the purchase of property or services to the extent they are still contingent); (c) all obligations of such person evidenced by notes, bonds, debentures or other similar instruments; (d) all obligations of such person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations of such person as lessee under leases to the extent that such leases have been or should be, in accordance with GAAP, recorded as finance leases; (f) all obligations, contingent or otherwise, of such person in respect of acceptances, letters of credit or similar extensions of credit; (g) all obligations of such person in respect of Hedge Agreements; (h) all Debt of others referred to in clauses (a) through (g) above or clause (i) below and other payment obligations guaranteed, directly or indirectly, in any manner by such person, or in effect guaranteed, directly or indirectly, by such person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss; and (i) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such Debt.

“GAAP” means generally accepted accounting principles in the United States of America.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

“Investment Grade” means a rating equal to or higher than Baa3 (or its equivalent under any successor rating categories) by Moody’s and BBB- (or its equivalent under any successor rating categories) by S&P, or, in each case, if such Rating Agency ceases to rate the applicable Series of Securities or fails to make a rating of such Series of Securities publicly available for reasons outside of the Issuer’s control, the equivalent investment grade credit rating by the replacement agency selected by the Issuer in accordance with the procedures described under clause (2) of the definition of “Rating Agencies.”

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement intended to provide security for the payment or performance of an obligation, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Par Call Date” means:

for the 2029 Notes, February 2, 2029;

for the 2033 Notes, April 2, 2033; and

for the 2036 Notes, March 2, 2036.

“Permitted Liens” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not yet due and payable, or being contested in good faith by appropriate proceedings; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings that prevent the forfeiture or sale of the asset subject to such Lien; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations or, in any such case, to secure reimbursement obligations under letters of credit or bonds issued to support such obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

“Rating Agencies” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the applicable Series of Securities or fails to make a rating of the applicable Series of Securities publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization,” as defined in Section 3(a)(62) of the Exchange Act, selected by the Issuer as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“S&P” means S&P Global Ratings, and its successors.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” means, with respect to any person, capital stock of any class or kind the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such person, even if the right so to vote has been suspended by the happening of such a contingency.

ARTICLE TWO

THE SECURITIES

Section 2.1. Terms of the Securities.

The Securities shall have the following terms, established pursuant to Section 2.2 of the Indenture:

2.1.1. Pursuant to Section 2.2.1 of the Indenture, and in each case to be issued as a Series of Securities under the Indenture:

the title of the 2029 Notes shall be the “4.200% Senior Notes due 2029”;

the title of the 2033 Notes shall be the “5.000% Senior Notes due 2033”; and

the title of the 2036 Notes shall be the “5.300% Senior Notes due 2036”;

2.1.2. Pursuant to Section 2.2.2 of the Indenture, the price or prices at which the Securities of the Series will be issued initially shall be:

for the 2029 Notes, 99.891% of the aggregate principal amount of the 2029 Notes;

for the 2033 Notes, 99.929% of the aggregate principal amount of the 2033 Notes; and for the 2036 Notes, 99.618% of the aggregate principal amount of the 2036 Notes;

2.1.3. Pursuant to Section 2.2.3 of the Indenture, the aggregate principal amount of the Securities that may be authenticated and delivered under this First Supplemental Indenture initially shall be limited to:

for the 2029 Notes, $400,000,000,

for the 2033 Notes, $700,000,000; and

for the 2036 Notes, $600,000,000;

2.1.4. Pursuant to Section 2.2.4 of the Indenture:

100% of the 2029 Notes shall be payable on March 2, 2029;

100% of the 2033 Notes shall be payable on June 2, 2033; and

100% of the 2036 Notes shall be payable on June 2, 2036;

2.1.5. Pursuant to Section 2.2.5 of the Indenture, the Securities shall bear interest at a rate equal to:

4.200% per annum for the 2029 Notes;

5.000% per annum for the 2033 Notes; and

5.300% per annum for the 2036 Notes;

interest on the 2029 Notes shall accrue from March 2, 2026 until the principal thereof is paid or duly provided for;

interest on the 2033 Notes shall accrue from March 2, 2026 until the principal thereof is paid or duly provided for; and

interest on the 2036 Notes shall accrue from March 2, 2026 until the principal thereof is paid or duly provided for;

interest on the 2029 Notes shall be payable semi-annually in arrears in cash on March 2 and September 2 of each year, commencing on September 2, 2026 to Holders of record on February 15 and August 18 (whether or not a Business Day) immediately preceding the applicable interest payment date;

interest on the 2033 and the 2036 Notes shall be payable semi-annually in arrears in cash on June 2 and December 2 of each year, commencing on June 2, 2026 to Holders of record on May 18 and November 17 (whether or not a Business Day) immediately preceding the applicable interest payment date;

Interest on the Securities shall be computed from and including the prior interest payment date (or, in the case of the first interest payment date, from and including March 2, 2026) to but excluding the next interest payment date on the basis of a 360-day year consisting of twelve 30-day months;

In the event that any principal or interest on the applicable Series of Securities is not paid when due, whether at Maturity or otherwise, then except to the extent permitted by law such overdue principal and interest shall bear interest until paid at the rate of interest set forth in this Section 2.1.5 of this First Supplemental Indenture, compounded semi-annually;

2.1.6. Pursuant to Section 2.2.6 of the Indenture, the place or places where the principal of and interest in the Securities shall be payable shall be as set forth in the Securities;

2.1.7. Pursuant to Section 2.2.7 of the Indenture, the Securities shall be subject to redemption at the option of the Issuer as set forth in Article III of the Indenture, as modified by Section 3.1 of this First Supplemental Indenture;

2.1.8. Pursuant to Section 2.2.8 of the Indenture, the Issuer shall not be obligated to redeem or purchase the Securities pursuant to any sinking fund or at the option of a Holder thereof prior to the Maturity;

2.1.9. Pursuant to Section 2.2.9 of the Indenture, the Issuer shall not be obligated to redeem or purchase the Securities pursuant to any repurchase obligations or at the option of a Holder thereof prior to the Maturity, except pursuant to Section 3.2 of this First Supplemental Indenture;

2.1.10. Pursuant to Section 2.2.10, the Securities shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

2.1.11. Pursuant to Section 2.2.11 of the Indenture, the Securities shall be issued as Global Securities, the forms of which are attached hereto as Exhibit A, Exhibit B and Exhibit C;

2.1.12. Pursuant to Section 2.2.15 of the Indenture, the Issuer shall be subject to the additional restrictions as set forth in Section 4.1 of this First Supplemental Indenture; and

2.1.13. Pursuant to Section 2.2 of the Indenture, the Issuer may, without the consent of the Holders of the Securities of any Series, issue additional Securities of such Series having the same ranking and the same interest rate, maturity and other terms as the Securities of such Series issued on the date hereof (except for the issue date, the price to the public, the payment of interest accruing prior to the issue date of such additional Securities and the first payment of interest following the issue date of such additional Securities). Any such additional Securities shall be a part of the Series having the same terms as the Securities of such Series issued on the date hereof, provided that such additional Securities subsequently issued are fungible for U.S. federal income tax purposes with any Securities of such Series previously issued.

ARTICLE THREE

ADDITIONAL REDEMPTION PROVISION

Section 3.1. Optional Redemption.

Prior to the applicable Par Call Date, the Issuer may redeem such Series of Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming such Securities matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points with respect to the 2029 Notes, 20 basis points with respect to the 2033 Notes and 20 basis points with respect to the 2036 Notes less (ii) interest accrued to, but excluding, the date of redemption, and

(b)	100% of the principal amount of the applicable Series of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the applicable Par Call Date, the Issuer may redeem the applicable Series of Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the applicable Series of the Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

Any notice of any redemption of the Securities may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Issuer or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the relevant redemption date.

On and after the redemption date, interest shall cease to accrue on the applicable Series of Securities or any portion of such Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the applicable Series of the Securities to be redeemed on that date. If less than all of the applicable Series of Securities are to be redeemed, such Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

Section 3.2. Repurchase Upon Change of Control Triggering Event.

Upon the occurrence of a Change of Control Triggering Event, unless the Issuer has exercised its option to redeem the applicable Series of the Securities pursuant to Section 3.1 of this First Supplemental Indenture, each Holder of such Securities shall have the right to require the Issuer to repurchase all or a portion of such Holder’s Securities pursuant to a change of control offer pursuant to, and in accordance with, the provisions of this Section 3.2 (a “Change of Control Offer”), at a purchase price (the “Change of Control Purchase Price”) equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase, subject to the right of Holders of Securities of such Series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Issuer becomes aware that a Change of Control Triggering Event has occurred, or at the Issuer’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Issuer shall be required to send, by first class mail or electronic delivery, a notice to each Holder of such Securities, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed or delivered, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed or delivered prior to the date of consummation of the Change of Control, shall state that the Change of Control Offer is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Issuer shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Issuer and such third party purchases all Securities of the applicable Series properly tendered and not withdrawn under its offer.

The Issuer shall be required to comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the applicable Series of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 3.2 and the applicable Series of the Securities, the Issuer shall be required to comply with those securities laws and regulations and shall not be deemed to have breached its obligations under this Section 3.2 and such Securities by virtue of any such compliance.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

(a)	accept for payment all Securities of the applicable Series or portions of such Securities properly tendered and not withdrawn pursuant to the Change of Control Offer;

(b)	deposit with the Paying Agent an amount equal to the Change of Control Purchase Price in respect of all Securities of the applicable Series or portions of such Securities properly tendered and not withdrawn; and

(c)	deliver or cause to be delivered to the Trustee the applicable Series of the Securities properly accepted together with an Officer’s Certificate stating the aggregate principal amount of such Securities or portions of such Securities being repurchased.

ARTICLE FOUR

LIMITATION ON LIENS

Section 4.1. Limitation on Liens.

The Issuer shall not, and shall not permit any of its Subsidiaries to, create or suffer to exist any Lien on or with respect to any of the Issuer’s properties, whether now owned or hereafter acquired, to secure any Debt of the Issuer, any direct or indirect Subsidiary of the Issuer or any other person without securing the Securities equally and ratably with such Debt to which such Liens relate for so long as such Debt shall be so secured, other than:

(a) Permitted Liens;

(b) purchase money Liens upon or in any real property or equipment acquired or held by the Issuer or any Subsidiary of the Issuer in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired and fixed improvements thereon or accessions thereto, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced;

(c) Liens existing on February 25, 2026;

(d) Liens on property of a person existing at the time such person is merged into, consolidated with, or acquired by the Issuer or any Subsidiary of the Issuer or becomes a Subsidiary of the Issuer; provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the person so merged into or consolidated with the Issuer or such Subsidiary or acquired by the Issuer or such Subsidiary;

(e) Liens granted by Subsidiaries of the Issuer to secure Debt owed to the Issuer or a wholly owned Subsidiary of the Issuer;

(f) Liens arising out of a judgment, decree or order of court being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Issuer or the books of its Subsidiaries, as the case may be, in conformity with GAAP;

(g) Debt of a person existing at the time such person is merged into or consolidated with the Issuer or becomes a Subsidiary of the Issuer provided that such Debt was not created in contemplation of such merger, consolidation or acquisition;

(h) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Debt secured by Liens referred to above or Liens created in connection with any amendment, consent or waiver relating to such Debt, so long as such Lien does not extend to any other property, the amount of Debt secured is not increased (other than by the amount equal to any costs and expenses incurred in connection with any extension, renewal, refinancing or refunding) and the Debt so secured does not exceed the fair market value (as determined by the Issuer’s Board of Directors in good faith) of the assets subject to such Liens at the time of such extension, renewal, refinancing or refunding, or such amendment, consent or waiver, as the case may be;

(i) any assignment of accounts receivable (1) by and among the Issuer and its Subsidiaries or (2) pursuant to non-recourse factoring or similar arrangements or otherwise in an aggregate amount not to exceed in any fiscal year the greater of $1,000,000,000 (measured as the face value of such accounts receivable at the time of assignment) and 10.0% of the consolidated accounts receivable of the Issuer and its Subsidiaries as reflected in the consolidated balance sheet of the Issuer as of the end of the fiscal year of the Issuer most recently ended prior to such assignment for which financial statements are available; and

(j) (1) Liens otherwise prohibited by this covenant, securing Debt or other obligations in an aggregate amount at any time outstanding plus (2) the aggregate face value at the time of assignment of such accounts receivable assigned, the assignment of which is not otherwise permitted by the foregoing exceptions, in an aggregate amount not to exceed 20% of Consolidated Net Worth of the Issuer and its Subsidiaries as set forth in the Issuer’s most recently available financial statements.

ARTICLE FIVE

LIABILITY OF TRUSTEE

Section 5.1 Trustee Not Responsible for Recitals.

The Trustee shall not be responsible in any matter whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuer or for or with respect to (i) the proper authorization by the Issuer by action or otherwise, (ii) the due execution hereof by the Issuer or (iii) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

ARTICLE SIX

MISCELLANEOUS

Section 6.1. Ratification and Effect.

Except as hereby expressly amended, the Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

Upon and after the execution of this First Supplemental Indenture, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof” or words of like import referring to the Indenture shall mean and be a reference to the Indenture as modified hereby.

Section 6.2 Governing Law.

THIS FIRST SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 6.3 Counterpart Originals.

This First Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6.4 Effect of Headings.

The headings of the Articles and Sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.5. Severability.

In case any provision in this First Supplemental Indenture or in the Securities of any Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.6. Modification, Amendment and Waiver.

The provisions of this First Supplemental Indenture may not be amended, supplemented, modified or waived except by an execution of a Supplemental Indenture executed by the Issuer and the Trustee. Any such amendment shall comply with Article IX of the Indenture. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of the applicable Series of the Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder’s Security, even if notation of the consent, waiver or action is not made on such Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder’s Security or portion of such Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder.

Section 6.7. Ratification of Indenture; Supplemental Indenture Part of Indenture.

Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

Section 6.8. Trust Indenture Acts Controls.

If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (the “TIA”), that is required under the TIA to be part of and govern any provision of this First Supplemental Indenture, the provision of the TIA shall control. If any provision of this First Supplemental Indenture modifies or excludes any provisions of the TIA that may be so modified or excluded, the provisions of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

Section 6.9. Consent to Jurisdiction; Waiver of Jury Trial.

The Issuer agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this First Supplemental Indenture, any Security or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The Borough of Manhattan, The City of New York, State of New York, United States of America, irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

To the extent that the Issuer or any of its Subsidiaries has or hereafter may acquire any immunity from jurisdiction of any court (including any court in the United States, the State of New York or other jurisdiction in which the Issuer or any successor thereof may be organized or any political subdivisions thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this First Supplemental Indenture, the applicable Series of the Securities, the transactions contemplated hereby or thereby or any other documents or actions to enforce judgments in respect of any thereof, then the Issuer hereby irrevocably waives, and will cause its Subsidiaries to waive, such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, ANY SERIES OF THE SECURITIES, THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

[Signatures pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro
	Name:	Philip J. Angelastro
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Denise Kellerk
	Name:	Denise Kellerk
	Title:	Vice President

By:	/s/ Sebastian Hidalgo
	Name:	Sebastian Hidalgo
	Title:	Assistant Vice President

[Signature Page to First Supplemental Indenture]

Exhibit A

FORM OF GLOBAL SECURITY FOR THE 4.200% SENIOR NOTES DUE 2029

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.7 OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR TO ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF ANY ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

4.200% Senior Notes due 2029

ISIN: US681919BV74

CUSIP: 681919 BV7

$[400,000,000][ ]

No. [1]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[400,000,000][ ] on March 2, 2029 and to pay interest thereon from March 2, 2026 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on March 2 and September 2 in each year, commencing September 2, 2026, at the rate of 4.200% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be February 15 or August 18 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York,New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

Reverse of Security

OMNICOM GROUP INC.

4.200% Senior Notes due 2029

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 4.200% Senior Notes due 2029 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of March 2, 2026 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of March 2, 2026, between the Issuer and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $400,000,000. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to February 2, 2029 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (ii) interest accrued to, but excluding, the date of redemption, and

(b)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

Any notice of any redemption of the Securities may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Issuer or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the relevant redemption date.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the First Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B

FORM OF GLOBAL SECURITY FOR THE 5.000% SENIOR NOTES DUE 2033

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.7 OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR TO ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF ANY ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

5.000% Senior Notes due 2033

ISIN: US681919BW57

CUSIP: 681919 BW5

$[500,000,000][200,000,000]

No. [1][2]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[500,000,000][200,000,000] on June 2, 2033 and to pay interest thereon from March 2, 2026 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on June 2 and December 2 in each year, commencing June 2, 2026, at the rate of 5.000% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

Reverse of Security

OMNICOM GROUP INC.

5.000% Senior Notes due 2033

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 5.000% Senior Notes due 2033 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of March 2, 2026 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of March 2, 2026, between the Issuer and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $700,000,000. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to April 2, 2033 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(c)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (ii) interest accrued to, but excluding, the date of redemption, and

(d)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

Any notice of any redemption of the Securities may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Issuer or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the relevant redemption date.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the First Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit C

FORM OF GLOBAL SECURITY FOR THE 5.300% SENIOR NOTES DUE 2036

THIS GLOBAL SECURITY IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.7 OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR TO ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF ANY ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

5.300% Senior Notes due 2036

ISIN: US681919BX31

CUSIP: 681919 BX3

$[500,000,000][100,000,000]

No. [1][2]

OMNICOM GROUP INC., a New York corporation (the “Issuer,” which term includes any successor person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[500,000,000][100,000,000] on June 2, 2036 and to pay interest thereon from March 2, 2026 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on June 2 and December 2 in each year, commencing June 2, 2026, at the rate of 5.300% per annum, set forth below. The interest so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in such Indenture, be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on the regular record date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may either be paid to the person in whose name this Security (or one or more predecessor securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this Series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in The City of New York, New York, in accordance with the terms of the Indenture referred to on the reverse hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said state.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:	OMNICOM GROUP INC.

By:
Name:
Title:

By:
Name:
Title:

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

By:
Authorized Signatory

Dated:

Reverse of Security

OMNICOM GROUP INC.

5.300% Senior Notes due 2036

This Security is one of a duly authorized issue of securities of the Issuer, designated as its 5.300% Senior Notes due 2036 (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture, dated as of March 2, 2026 (the “Base Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of March 2, 2026, between the Issuer and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Series designated on the face hereof, initially limited in aggregate principal amount to $600,000,000. Capitalized terms used in this Security and not defined herein have the meaning ascribed thereto in the Indenture.

Deutsche Bank Trust Company Americas, the Trustee under the Indenture, has been appointed by the Issuer as Paying Agent, Registrar and custodian with regard to the Securities.

In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Securities may be declared, and upon said declaration, shall become due and payable, in the manner, with the effect and subject to the conditions provided for in the Indenture.

Prior to March 2, 2036 (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(e)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (ii) interest accrued to, but excluding, the date of redemption, and

(f)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depository’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at its registered address.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The calculation or determination of the redemption price shall be made by the Issuer or on its behalf by such person as the Issuer shall designate. For the avoidance of doubt, the calculation or determination of the redemption price, including the determination of any Treasury Rate, shall not be the obligation or responsibility of the Trustee or Paying Agent.

Any notice of any redemption of the Securities may, at the Issuer’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Issuer or another entity). If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the relevant redemption date.

On and after the redemption date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption (unless the Issuer defaults in the payment of the redemption price and accrued interest). On or before 10:00 a.m. New York City time on the redemption date, the Issuer shall deposit with a Paying Agent (or the Trustee, if other than the Paying Agent) money sufficient to pay the redemption price of and accrued interest on the Securities to be redeemed on that date. If less than all of the Securities are to be redeemed, the Securities to be redeemed shall be selected by such method as the Trustee deems fair and appropriate, subject to the procedures of the Depository.

In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof; provided that in the case of a Global Security, an appropriate book-entry adjustment may be made in lieu of the issuance of a new Security.

The Indenture contains provisions that permit the Issuer to elect either (1) to defease and be discharged from the entire indebtedness of this Security or (2) to be released from its obligations under certain restrictive covenants and Events of Default with respect to this Security, in each case upon payment in full of the Securities and compliance with certain conditions set forth in the Indenture.

Upon the occurrence of a Change of Control Triggering Event with respect to the Securities of this Series, the Issuer shall be required to make an offer to repurchase the Securities of this Series on the terms set forth in Section 3.2 of the First Supplemental Indenture.

If an Event of Default with respect to Securities of this Series shall occur and be continuing, the principal of the Securities of this Series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each Series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each Series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Issuer and the Trustee without the consent of the Holders of any Series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the legal rights of any Holder of such Series of the Securities, as provided therein.

The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time outstanding, on behalf of the Holders of all Securities of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such Series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the security register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Securities of this Series are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.